UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PACTIV CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 6:00 a.m. Eastern time on Friday, May 15, 2009, to be counted in the final tabulation. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Pactiv Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access future shareholder communications electronically.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 6:00 a.m. Eastern time on Friday, May 15, 2009, to be counted in the final tabulation. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Pactiv Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PCTIV1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACTIV CORPORATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.
Vote On Directors
1.	ELECTION OF DIRECTORS	For	Against	Abstain
Nominees:
1a.	Larry D. Brady	☐	☐	☐	Vote On Proposal		For	Against	Abstain
1b.	K. Dane Brooksher	☐	☐	☐	2.	RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS	☐	☐	☐
1c.	Robert J. Darnall	☐	☐	☐
1d.	Mary R. (Nina) Henderson	☐	☐	☐
1e.	N. Thomas Linebarger	☐	☐	☐
1f.	Roger B. Porter	☐	☐	☐
1g.	Richard L. Wambold	☐	☐	☐
1h.	Norman H. Wesley	☐	☐	☐
ELECTRONIC ACCESS		Yes	No

Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.
		☐	☐

INSTRUCTIONS: Please sign your name exactly as shown hereon. Joint owners should each sign. When signing as a fiduciary, attorney, executor, administrator, trustee or guardian, or on behalf of a corporation, bank, trust company, or other similar entity, your title or capacity should be shown.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 6:00 a.m. Eastern time on Friday, May 15, 2009, to be counted in the final tabulation.
If you vote by telephone or Internet, please do not send your proxy by mail.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

Pactiv Corporation	Proxy / Confidential Voting Instructions
This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders on May 15, 2009.
The undersigned hereby appoints Richard L. Wambold, Robert J. Darnall and Joseph E. Doyle, and any of them, with full power of substitution, as Proxies to vote, as directed on the reverse side of this card, or, if not so directed, in accordance with the Board of Directors’ recommendations, all shares of Pactiv Corporation held of record by the undersigned at the close of business on March 16, 2009, and entitled to vote at the Annual Meeting of Shareholders of Pactiv Corporation to be held at 8:00 a.m., May 15, 2009, or at any adjournment thereof, and to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting.
Benefit Plan Participants:
This card also serves as voting instructions to the Trustees of the various benefit plans. By signing on the reverse side, you are instructing the Trustees of the plans to vote all shares of Common Stock of Pactiv Corporation represented by the participants’ proportionate interest in the Trusts at the Annual Meeting of Shareholders to be held on May 15, 2009, and at all adjournments thereof, upon the matters set forth on the reverse side hereof and upon such other matters as may properly come before the Annual Meeting. Only the Trustees can vote these shares. These shares cannot be voted in person at the Annual Meeting. How you vote these shares is confidential. The Trustees will not disclose how you have instructed the Trustees to vote. If the Trustees do not receive your voting instructions by May 14, 2009, either by telephone, Internet or receipt of this signed voting instruction card, the shares credited to the account will not be voted at the Annual Meeting.
(Continued and to be signed on the reverse side)